As filed with the Securities and Exchange Commission on June 8, 2007

Registration No. 333-141563

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

To

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GEOVERA INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	6331	98-0516596
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Canon’s Court

22 Victoria Street

Hamilton HM12

Bermuda

(441) 295-1443

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

c/o GeoVera Holdings, Inc.

4820 Business Center Drive

Fairfield, CA 94534

(707) 863-3700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Tracy K. Edmonson Latham & Watkins LLP 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 (415) 391-0600	Peter J. Gordon Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 (212) 455-2000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 4 is being filed solely for the purpose of filing Exhibits 1.1 and 10.27. No changes have been made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement.

Item 16. Exhibits and financial statement schedules.

(a) Exhibits. The following exhibits are included herein or incorporated herein by reference:

Exhibit Number	Description
Exhibit 1.1	Form of Underwriting Agreement

Exhibit 3.1A	Memorandum of Association of GeoVera Insurance Holdings, Ltd., as currently in effect**

Exhibit 3.1B	Form of Memorandum of Association of GeoVera Insurance Holdings, Ltd., to be in effect upon the completion of this offering**

Exhibit 3.2A	Bye-laws of GeoVera Insurance Holdings, Ltd, as currently in effect**

Exhibit 3.2B	Form of Amended and Restated Bye-laws of GeoVera Insurance Holdings, Ltd., to be in effect upon the completion of this offering**

Exhibit 4.1	Specimen Common Share Certificate**

Exhibit 4.2

Amended and Restated Trust Agreement dated as of November 1, 2005 by and among HFF&L (U.S.) Holdings, Inc., as Depositor, JP Morgan Chase Bank, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Karen Padovese and Rosemary Quinn, as Administrative Trustees**

Exhibit 4.3	Junior Subordinated Indenture dated as of November 1, 2005 between HFF&L (U.S.) Holdings, Inc. and JP Morgan Chase Bank, National Association, as Trustee**

Exhibit 4.4

Supplemental Indenture and Amendment effective as of March 31, 2006 by and among GeoVera Holdings, Inc. (f/k/a HFF&L (U.S.) Holdings, Inc.), GeoVera (Bermuda) Holdings, Ltd. (f/k/a HFF&L (Bermuda) Holdings, Ltd.), JP Morgan Chase Bank, National Association, as Trustee, and Cedric Snow and Rosemary Quinn, as Administrative Trustees**

Exhibit 4.5	Guarantee Agreement dated as of November 1, 2005 between HFF&L (U.S.) Holdings, Inc., as Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit 4.6	Guarantee Agreement dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd., as Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit 4.7

Amended and Restated Trust Agreement dated as of November 1, 2005 by and among HFF&L (Bermuda) Holdings, Ltd., as Depositor, JP Morgan Chase Bank, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Cedric Snow and Rosemary Quinn as Administrative Trustees**

Exhibit 4.8	Junior Subordinated Indenture dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd. and JP Morgan Chase Bank, National Association, as Trustee**

Exhibit 4.9

Supplemental Indenture and Amendment effective as of March 31, 2006 by and among GeoVera (Bermuda) Holdings, Ltd., JP Morgan Chase Bank, National Association, as Trustee, and Karen Padovese and Rosemary Quinn, as Administrative Trustees**

Exhibit Number	Description
Exhibit 4.10	Parent Guarantee Agreement dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd., as Parent Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit 4.11	Form of Management Rights Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P.**

Exhibit 4.12	Form of Management Rights Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd. and Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P.**

Exhibit 4.13

Form of Shareholders’ Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd., Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partners V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P. and FFL Executive Partners II (Cayman), L.P.**

Exhibit 5.1	Opinion of Appleby**

Exhibit 8.1	Bermuda Tax Assurance dated February 13, 2007**

Exhibit 8.2	Form of Opinion of Latham & Watkins LLP with respect to certain U.S. tax matters**

Exhibit 8.3	Form of Opinion of Appleby with respect to certain Bermuda tax matters**

Exhibit 8.4	Bermuda Tax Assurance dated November 8, 2005**

Exhibit 10.1

Members’ Agreement dated as of November 1, 2005 by and among HFF&L (Cayman) Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partners V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P. and FFL Executive Partners II (Cayman), L.P.**

Exhibit 10.2

Management Member’s Agreement dated as of November 1, 2005 by and among HFF&L (Cayman) Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partners V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P., FFL Executive Partners II (Cayman), L.P., Kevin Nish and Karen Padovese**

Exhibit 10.3	Agreement of Lease dated as of March 14, 2002, by and between Green Valley Building 1, LLC and St. Paul Fire and Marine Insurance Company**

Exhibit 10.4	Agreement of Lease dated September 28, 2006 by and between Green Valley Building II, LLC and GeoVera Holdings, Inc.**

Exhibit 10.5	Agent-Agency Agreement effective as of January 5, 2006 by and between GeoVera Insurance Company and Ivantage Select Agency, Inc.**

Exhibit 10.6	Investment Manager Agreement dated as of November 1, 2005 between GeoVera Holdings, Inc. and BlackRock Financial Management, Inc.**

Exhibit 10.7.1	Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company**

Exhibit Number	Description
Exhibit 10.7.2	Addendum to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2000**

Exhibit 10.7.3	Addendum Number 2 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2001**

Exhibit 10.7.4	Addendum Number 3 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of September 1, 2001**

Exhibit 10.7.5	Addendum Number 4 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of April 1, 2001**

Exhibit 10.7.6	Addendum Number 5 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2002**

Exhibit 10.7.7	Addendum Number 6 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of August 11, 2004**

Exhibit 10.7.8	Addendum Number 7 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of March 1, 2005**

Exhibit 10.7.9	Addendum Number 8 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of March 7, 2007**

Exhibit 10.8	Restricted Stock Agreement dated as of November 1, 2005 by and between HFF&L (Cayman) Holdings, Ltd. and Kevin Nish**

Exhibit 10.9	Restricted Stock Agreement dated as of November 1, 2005 by and between HFF&L (Cayman) Holdings, Ltd. and Karen Padovese**

Exhibit 10.10	Restricted Stock Agreement dated as of December 18, 2006 by and between GeoVera Insurance Group Holdings, Ltd. and Brian Sheekey**

Exhibit 10.11	Restricted Stock Agreement dated as of December 18, 2006 by and between GeoVera Insurance Group Holdings, Ltd. and Michael Zukerman**

Exhibit 10.12	Employment Agreement dated as of August 2, 2005 by and between HFF&L (U.S.) Holdings, Inc. and Kevin Nish**

Exhibit 10.13	Employment Agreement dated as of October 9, 2006 by and between GeoVera Holdings, Inc. and Michael Zukerman**

Exhibit 10.14	Employment Agreement dated as of March 1, 2006 by and between GeoVera Holdings, Inc. and Brian Sheekey**

Exhibit 10.15	Employment Agreement dated as of August 2, 2005 by and between HFF&L (U.S.) Holdings, Inc. and Karen Padovese**

Exhibit 10.16	GeoVera Holdings, Inc. Management Equity Incentive Plan effective as of November 1, 2005**

Exhibit Number	Description
Exhibit 10.17	Form of Indemnification Agreement**

Exhibit 10.18

Indemnity Agreement effective as of November 1, 2005 by and among United States Fidelity and Guaranty Company, Pacific Select Property Insurance Company, GeoVera Insurance Company and USF&G Specialty Insurance Company**

Exhibit 10.19	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between GeoVera Insurance Company and United States Fidelity and Guaranty Company**

Exhibit 10.20	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between USF&G Specialty Insurance Company and United States Fidelity and Guaranty Company**

Exhibit 10.21	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between Pacific Select Property Insurance Company and United States Fidelity and Guaranty Company**

Exhibit 10.22	Letter Amendment dated March 30, 2007 between GeoVera Holdings, Inc. and BlackRock Financial Management, Inc.**

Exhibit 10.23	Restricted Stock Agreement dated as of January 23, 2007 by and between GeoVera Insurance Group Holdings, Ltd. and Mary Hennessy**

Exhibit 10.24	Restricted Stock Agreement dated as of February 28, 2007 by and between GeoVera Insurance Group Holdings, Ltd. and John MacColl**

Exhibit 10.25	2007 Incentive Award Plan**

Exhibit 10.26	Amended and Restated Employment Agreement dated as of March 1, 2006 and amended and restated as of May 1, 2007 by and between GeoVera Holdings, Inc. and Brian Sheekey**

Exhibit 10.27	Form of Restricted Share Agreement for the 2007 Incentive Award Plan

Exhibit 21.1	Subsidiaries of the Registrant**

Exhibit 23.1	Consent of KPMG LLP**

Exhibit 23.2	Consent of Appleby (included in Exhibit 5.1)**

Exhibit 23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.2)**

Exhibit 23.4	Consent of Appleby (included in Exhibit 8.3)**

Exhibit 24.1	Powers of Attorney (included in the signature pages previously filed by the Registrant on March 26, 2007)**

Exhibit 24.2	Power of Attorney of Martin Feinstein**

Exhibit 99.1	Audit Committee Charter**

Exhibit 99.2	Compensation Committee Charter**

**	Previously filed.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fairfield, State of California, on the 8th day of June, 2007.

GEOVERA INSURANCE HOLDINGS, LTD.

By:	/S/ KEVIN NISH
Kevin Nish
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ KEVIN NISH Kevin Nish	President, Chief Executive Officer and Director (Principal Executive Officer)	June 8, 2007

/S/ BRIAN SHEEKEY Brian Sheekey	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	June 8, 2007

* David Lowe	Chairman of the Board of Directors	June 8, 2007

* Rajat Duggal	Director	June 8, 2007

* Martin Feinstein	Director	June 8, 2007

* Mary Hennessy	Director	June 8, 2007

* John MacColl	Director	June 8, 2007

* Anupam Mishra	Director	June 8, 2007

* David Tunnell	Director	June 8, 2007

*	/S/ BRIAN SHEEKEY
As Attorney-in-Fact

Exhibit index

Exhibit Number	Description
Exhibit 1.1	Form of Underwriting Agreement

Exhibit 3.1A	Memorandum of Association of GeoVera Insurance Holdings, Ltd., as currently in effect**

Exhibit 3.1B	Form of Memorandum of Association of GeoVera Insurance Holdings, Ltd., to be in effect upon the completion of this offering**

Exhibit 3.2A	Bye-laws of GeoVera Insurance Holdings, Ltd., as currently in effect**

Exhibit 3.2B	Form of Amended and Restated Bye-laws of GeoVera Insurance Holdings, Ltd., to be in effect upon the completion of this offering**

Exhibit 4.1	Specimen Common Share Certificate**

Exhibit 4.2

Amended and Restated Trust Agreement dated as of November 1, 2005 by and among HFF&L (U.S.) Holdings, Inc., as Depositor, JP Morgan Chase Bank, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Karen Padovese and Rosemary Quinn, as Administrative Trustees**

Exhibit 4.3	Junior Subordinated Indenture dated as of November 1, 2005 between HFF&L (U.S.) Holdings, Inc. and JP Morgan Chase Bank, National Association, as Trustee**

Exhibit 4.4

Supplemental Indenture and Amendment effective as of March 31, 2006 by and among GeoVera Holdings, Inc. (f/k/a HFF&L (U.S.) Holdings, Inc.), GeoVera (Bermuda) Holdings, Ltd. (f/k/a HFF&L (Bermuda) Holdings, Ltd.), JP Morgan Chase Bank, National Association, as Trustee, and Cedric Snow and Rosemary Quinn, as Administrative Trustees**

Exhibit 4.5	Guarantee Agreement dated as of November 1, 2005 between HFF&L (U.S.) Holdings, Inc., as Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit 4.6	Guarantee Agreement dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd., as Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit 4.7

Amended and Restated Trust Agreement dated as of November 1, 2005 by and among HFF&L (Bermuda) Holdings, Ltd., as Depositor, JP Morgan Chase Bank, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Cedric Snow and Rosemary Quinn as Administrative Trustees**

Exhibit 4.8	Junior Subordinated Indenture dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd. and JP Morgan Chase Bank, National Association, as Trustee**

Exhibit 4.9

Supplemental Indenture and Amendment effective as of March 31, 2006 by and among GeoVera (Bermuda) Holdings, Ltd., JP Morgan Chase Bank, National Association, as Trustee, and Karen Padovese and Rosemary Quinn, as Administrative Trustees**

Exhibit 4.10	Parent Guarantee Agreement dated as of November 1, 2005 between HFF&L (Bermuda) Holdings, Ltd., as Parent Guarantor, and JP Morgan Chase Bank, National Association, as Guarantee Trustee**

Exhibit Number	Description
Exhibit 4.11	Form of Management Rights Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P.**

Exhibit 4.12	Form of Management Rights Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd. and Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P.**

Exhibit 4.13

Form of Shareholders’ Agreement by and among GeoVera Insurance Group Holdings, Ltd., GeoVera Insurance Holdings, Ltd., Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partners V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P. and FFL Executive Partners II (Cayman), L.P.**

Exhibit 5.1	Opinion of Appleby**

Exhibit 8.1	Bermuda Tax Assurance dated February 13, 2007**

Exhibit 8.2	Form of Opinion of Latham & Watkins LLP with respect to certain U.S. tax matters**

Exhibit 8.3	Form of Opinion of Appleby with respect to certain Bermuda tax matters**

Exhibit 8.4	Bermuda Tax Assurance dated November 8, 2005**

Exhibit 10.1

Members’ Agreement dated as of November 1, 2005 by and among HFF&L (Cayman) Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partners, V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P. and FFL Executive Partners II (Cayman), L.P.**

Exhibit 10.2

Management Member’s Agreement dated as of November 1, 2005 by and among HFF&L (Cayman) Holdings, Ltd. and Hellman & Friedman Capital Partners V (Cayman), L.P., Hellman & Friedman Capital Partner, V (Cayman Parallel), L.P., Friedman Fleischer & Lowe Capital Partners II (Cayman), L.P., FFL Parallel Fund II (Cayman), L.P., FFL Executive Partners II (Cayman), L.P., Kevin Nish and Karen Padovese**

Exhibit 10.3	Agreement of Lease dated as of March 14, 2002, by and between Green Valley Building 1, LLC and St. Paul Fire and Marine Insurance Company**

Exhibit 10.4	Agreement of Lease dated September 28, 2006 by and between Green Valley Building II, LLC and GeoVera Holdings, Inc.**

Exhibit 10.5	Agent-Agency Agreement effective as of January 5, 2006 by and between GeoVera Insurance Company and Ivantage Select Agency, Inc.**

Exhibit 10.6	Investment Manager Agreement dated as of November 1, 2005 between GeoVera Holdings, Inc. and BlackRock Financial Management, Inc.**

Exhibit 10.7.1	Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company**

Exhibit 10.7.2	Addendum to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2000**

Exhibit 10.7.3	Addendum Number 2 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2001**

Exhibit Number	Description
Exhibit 10.7.4	Addendum Number 3 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of September 1, 2001**

Exhibit 10.7.5	Addendum Number 4 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of April 1, 2001**

Exhibit 10.7.6	Addendum Number 5 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of July 1, 2002**
Exhibit 10.7.7	Addendum Number 6 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of August 11, 2004**

Exhibit 10.7.8	Addendum Number 7 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of March 1, 2005**

Exhibit 10.7.9	Addendum Number 8 to Broker Agreement dated as of March 26, 1999 by and between Hull & Company, Inc. and USF&G Specialty Insurance Company, effective as of March 7, 2007**

Exhibit 10.8	Restricted Stock Agreement dated as of November 1, 2005 by and between HFF&L (Cayman) Holdings, Ltd. and Kevin Nish**

Exhibit 10.9	Restricted Stock Agreement dated as of November 1, 2005 by and between HFF&L (Cayman) Holdings, Ltd. and Karen Padovese**

Exhibit 10.10	Restricted Stock Agreement dated as of December 18, 2006 by and between GeoVera Insurance Group Holdings, Ltd. and Brian Sheekey**

Exhibit 10.11	Restricted Stock Agreement dated as of December 18, 2006 by and between GeoVera Insurance Group Holdings, Ltd. and Michael Zukerman**

Exhibit 10.12	Employment Agreement dated as of August 2, 2005 by and between HFF&L (U.S.) Holdings, Inc. and Kevin Nish**

Exhibit 10.13	Employment Agreement dated as of October 9, 2006 by and between GeoVera Holdings, Inc. and Michael Zukerman**

Exhibit 10.14	Employment Agreement dated as of March 1, 2006 by and between GeoVera Holdings, Inc. and Brian Sheekey**

Exhibit 10.15	Employment Agreement dated as of August 2, 2005 by and between HFF&L (U.S.) Holdings, Inc. and Karen Padovese**

Exhibit 10.16	GeoVera Holdings, Inc. Management Equity Incentive Plan effective as of November 1, 2005**

Exhibit 10.17	Form of Indemnification Agreement**

Exhibit 10.18

Indemnity Agreement effective as of November 1, 2005 by and among United States Fidelity and Guaranty Company, Pacific Select Property Insurance Company, GeoVera Insurance Company and USF&G Specialty Insurance Company**

Exhibit 10.19	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between GeoVera Insurance Company and United States Fidelity and Guaranty Company**

Exhibit Number	Description
Exhibit 10.20	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between USF&G Specialty Insurance Company and United States Fidelity and Guaranty Company**

Exhibit 10.21	Quota Share Reinsurance and Special Indemnity Agreement dated as of November 1, 2005 by and between Pacific Select Property Insurance Company and United States Fidelity and Guaranty Company**

Exhibit 10.22	Letter Amendment dated March 30, 2007 between GeoVera Holdings, Inc. and BlackRock Financial Management, Inc.**

Exhibit 10.23	Restricted Stock Agreement dated as of January 23, 2007 by and between GeoVera Insurance Group Holdings, Ltd. and Mary Hennessy**

Exhibit 10.24	Restricted Stock Agreement dated as of February 28, 2007 by and between GeoVera Insurance Group Holdings, Ltd. and John MacColl**

Exhibit 10.25	2007 Incentive Award Plan**

Exhibit 10.26	Amended and Restated Employment Agreement dated as of March 1, 2006 and amended and restated as of May 1, 2007 by and between GeoVera Holdings, Inc. and Brian Sheekey**

Exhibit 10.27	Form of Restricted Share Agreement for the 2007 Incentive Award Plan

Exhibit 21.1	Subsidiaries of the Registrant**

Exhibit 23.1	Consent of KPMG LLP**

Exhibit 23.2	Consent of Appleby (included in Exhibit 5.1)**

Exhibit 23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.2)**

Exhibit 23.4	Consent of Appleby (included in Exhibit 8.3)**

Exhibit 24.1	Powers of Attorney (included in the signature pages previously filed by the Registrant on March 26, 2007)**

Exhibit 24.2	Power of Attorney of Martin Feinstein**

Exhibit 99.1	Audit Committee Charter**

Exhibit 99.2	Compensation Committee Charter**

**	Previously filed.